UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Short-Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, markets experienced volatility as investors became concerned about global economic growth and geopolitical risks. While developed economies outside of the U.S. weakened, the U.S. economy continued to grow at a relatively healthy rate. Early volatility gave way to calm, as robust growth and strong corporate earnings supported stock returns in the U.S. through the summer, while other developed markets continued to decline.

The fourth quarter saw broad market weakness, due in part to heightened concerns about interest-rate increases, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made in January by the Fed indicated that it would slow the pace of interest-rate increases, and this helped stimulate a rebound across equity markets that continued through the end of the reporting period.

Fixed income markets declined early in the period as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing demand for Treasuries and increasing yields. But a return of stock market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. In January when the Fed’s comments indicated that rate increases would be less likely in 2019, Bond markets rallied, and many indices continued to post positive returns through the end of March.

We expect economic momentum to continue in the U.S., but we will monitor relevant data for any signs of change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2018 through March 31, 2019, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2019, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of 2.16%, Class D shares returned 2.40%, Class I shares returned 2.41%, and Class Y shares returned 2.10%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of 3.00% for the same period.2

Municipal bonds experienced volatility early in the reporting period as interest rates rose and the Federal Reserve (the “Fed”) maintained a hawkish stance on monetary policy. The market stabilized midway through the period, but then rallied late in response to positive supply-and-demand dynamics and a shift by the Fed to a more dovish stance. The municipal market also benefited as investors grew more concerned about the global economy, resulting in a “flight to quality.” The fund’s performance was hindered by its shorter duration and by asset allocation.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation at the time of purchase. The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities, and minimizing the use of interest-rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. They also actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

A Flight to Quality and Supply-and-Demand Dynamics Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including slowing economic momentum and a relaxing of what had been a hawkish stance by the Fed. A flight to quality driven by concerns about global growth was also advantageous.

Municipal bonds benefited from favorable supply-and-demand dynamics as well. Fund flows were relatively weak during the first half of the reporting period, but this reversed in the second half as investors became concerned about the new cap on the federal deductibility of state and local taxes. This resulted in record-strong inflows to municipal bond mutual funds

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

as investors began to seek tax-exempt income. Although new issuance was positive, a large number of bonds reached maturity during the period, resulting in a decline in net supply.

Credit spreads widened modestly early in the reporting period due to fund outflows but tightened subsequently when flows strengthened as investors reached for yield. In the lower-rated segment of the market, tobacco bonds, those backed by certain states’ settlement of litigation with U.S. tobacco companies, were hurt by a proposal by the Food and Drug Administration to ban menthol cigarettes, though they later rebounded somewhat. In addition, Puerto Rico bonds benefited from greater clarity regarding fiscal conditions and the restructuring of certain issuing authorities.

Generally, fundamentals in the municipal bond market remained healthy. Steady economic growth has boosted tax revenues, fiscal balances and “rainy-day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding has also improved.

The Fund’s Lower Duration Hindered Results

The fund’s relative performance was undermined by a relatively short average duration, which made the fund less sensitive to the rally that occurred late in the period when the Fed shifted to a more dovish stance on interest-rate increases. The fund maintains a broader distribution of bond maturities than the Index, and the holdings at the shorter end of the curve lagged. Fund performance was also hampered by an underweight to BBB rated bonds, which outperformed the Index.

Other holdings fared better during the reporting period, including overweighted exposure to higher-yielding revenue-backed bonds, especially those in the hospital and special tax segments. The fund’s longer-dated maturities also contributed positively to performance as these rallied strongly following the Fed’s shift to a more dovish stance on monetary policy.

A Constructive Investment Posture

We continue to be positive about the municipal bond market, given the reduced likelihood of interest-rate increases in 2019 and the outlook for positive supply and demand. We anticipate that supply will remain strong, particularly in the short term with the reinvestment of coupon payments and maturing bonds expected to be strong. And with supply likely to remain constrained, the supply-demand balance should be favorable for investors.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, I, and Y shares are not subject to any initial or deferred sales charge. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until August 1, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) covers the U.S.-dollar-denominated, 2-4 year tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund Class A shares, Class D shares and Class I shares and Bloomberg Barclays Municipal Bond: 3 Year Index
(2-4) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class D and Class I shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index covers the USD-denominated 2-4 year tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund Class Y shares and Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index covers the USD-denominated 2-4 year tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	-0.41%	0.27%	1.23%†
without sales charge	8/3/09	2.16%	0.77%	1.49%†
Class D shares	4/30/87	2.40%	0.92%	1.64%
Class I shares	12/15/08	2.41%	1.02%	1.73%
Class Y shares	7/1/13	2.10%	0.96%†	1.67%†
Bloomberg Barclays Municipal Bond: 3 Year Index (2-4)		3.00%	1.36%	1.89%

† The total return performance figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.22	$2.47	$1.96	$1.96
Ending value (after expenses)	$1,019.00	$1,019.80	$1,020.20	$1,017.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.23	$2.47	$1.97	$1.97
Ending value (after expenses)	$1,021.74	$1,022.49	$1,022.99	$1,022.99

† Expenses are equal to the fund’s annualized expense ratio of .64% for Class A, .49% for Class D, .39% for Class I and .39% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8%
Alabama - .7%
Jefferson County, GO, Refunding, Ser. A	5.00	4/1/2022	1,800,000	1,962,180
Arizona - 1.1%
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue Bonds, Refunding	5.00	7/1/2021	2,880,000	3,099,427
Arkansas - .4%
Arkansas Development Finance Authority, HR, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2020	1,070,000	1,097,981
California - 3.0%
California, GO, Refunding (Various Purpose)	5.00	4/1/2024	1,500,000	1,742,865
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (California Academy of Sciences Project), 1 Month LIBOR x .7 +.38%	2.12	8/1/2047	2,530,000	[a] 2,530,658
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Ser. A-1	5.00	6/1/2021	2,700,000	2,881,305
Los Angeles Harbor Department, Revenue Bonds, Refunding (Green Bonds) Ser. A	5.00	8/1/2021	1,400,000	1,502,802
				8,657,630
Colorado - 1.2%
Denver City & County Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2022	3,000,000	3,328,590
Connecticut - 1.3%
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes) Ser. A	5.00	8/1/2019	1,500,000	1,516,395
Connecticut, Special Tax Obligation Revenue Bonds, Refunding (Transportation Infrastructure Purposes) Ser. B	5.00	9/1/2021	2,000,000	2,150,960
				3,667,355
District of Columbia - 2.2%
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Refunding	5.00	10/1/2022	4,635,000	5,139,891

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
District of Columbia - 2.2% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,200,000	1,330,716
				6,470,607
Florida - 13.4%
Central Florida Expressway Authority, Senior Lien Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	7/1/2022	1,750,000	1,936,987
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue Bonds, Ser. A1	5.00	6/1/2020	5,700,000	5,826,597
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue Bonds, Ser. A-1	5.00	6/1/2020	4,450,000	4,621,592
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000	1,394,725
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Ser. A	5.00	10/1/2020	1,000,000	1,047,370
Hillsborough County, Solid Waste and Resource Recovery Revenue Bonds, Refunding, Ser. A	5.00	9/1/2021	1,240,000	1,330,842
Jacksonville, Sales Tax Revenue Bonds, Refunding	5.00	10/1/2024	3,000,000	3,332,190
Lee County, Solid Waste System Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/2021	3,150,000	3,351,915
Miami-Dade County, Aviation Revenue Bonds, Refunding, Ser. A	5.00	10/1/2020	3,100,000	3,245,886
Orlando Utilities Commission, Utility System Revenue Bonds, Refunding, Ser. A	5.00	10/1/2021	2,400,000	2,601,288
Orlando Utilities Commission, Utility System Revenue Bonds, Refunding, Ser. C	5.25	10/1/2021	1,660,000	1,809,350
Orlando-Orange County Expressway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	7/1/2021	4,710,000	4,906,077

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Florida - 13.4% (continued)
Palm Beach County Health Facilities Authority, Retirement Community Revenue Bonds, Refunding (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/2021	1,500,000	1,608,480
South Florida Water Management District, COP, Refunding (Master Lease Purchase Agreement)	5.00	10/1/2020	1,500,000	1,575,375
				38,588,674
Georgia - 2.1%
Clarke County Hospital Authority, RAC, Refunding (Piedmont Healthcare, Inc. Project) Ser. A	5.00	7/1/2021	2,000,000	2,147,760
Clarke County Hospital Authority, RAC, Refunding (Piedmont Healthcare, Inc. Project) Ser. A	5.00	7/1/2020	1,800,000	1,873,854
Municipal Electric Authority of Georgia, Project One Subordinated Revenue Bonds, Refunding, Ser. A	4.00	1/1/2021	2,000,000	2,068,640
				6,090,254
Illinois - 10.6%
Chicago, Second Lien Wastewater Transmission Revenue Bonds, Refunding, Ser. C	5.00	1/1/2020	1,985,000	2,030,675
Chicago, Second Lien Waterworks Revenue Bonds, Refunding	5.00	11/1/2020	1,000,000	1,047,230
Chicago, Second Lien Waterworks Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2022	1,200,000	1,324,404
Chicago, Second Lien Waterworks Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2021	1,315,000	1,414,940
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corporation) Ser. A	5.00	12/1/2023	1,000,000	1,109,340
Chicago O'Hare International Airport, General Airport Senior Lien Revenue Bonds, Refunding, Ser. B	5.00	1/1/2021	1,795,000	1,898,733
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2020	1,850,000	1,947,828

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Illinois - 10.6% (continued)
Illinois Finance Authority, Revenue Bonds (The University of Chicago) Ser. A	5.00	10/1/2020	2,590,000	2,720,562
Illinois Finance Authority, Revenue Bonds, Refunding (OFS Healthcare System) Ser. A	5.00	11/15/2020	2,405,000	2,530,397
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2020	1,200,000	1,260,492
Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2020	1,000,000	1,052,540
Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Refunding, Ser. 2016 A	5.00	12/1/2021	4,800,000	5,198,160
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	3,220,000	3,522,229
Springfield, Senior Lien Electric Revenue Bonds, Refunding	5.00	3/1/2020	2,000,000	2,057,360
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. C	5.00	4/1/2025	1,470,000	1,568,284
				30,683,174
Indiana - 4.5%
Indiana Finance Authority, Hospital Revenue Bonds, Refunding (Parkview Health) Ser. A	5.00	11/1/2022	1,135,000	1,260,145
Indiana Finance Authority, Hospital Revenue Bonds, Refunding (Parkview Health) Ser. A	5.00	11/1/2021	1,000,000	1,080,730
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Refunding (Indianapolis Airport Authority Project) Ser. A1	5.00	1/1/2021	3,870,000	4,074,413
Richmond Hospital Authority, Revenue Bonds, Refunding (Reid Hospital Project) Ser. A	5.00	1/1/2020	1,000,000	1,024,220
Whiting, Indiana Environmental Facilities Reveune Bonds (BP Products North America Inc. Project)	5.00	11/1/2045	5,000,000	[b] 5,499,850
				12,939,358

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Louisiana - 1.1%
Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding	5.00	6/1/2020	3,100,000	3,219,536
Maryland - 1.0%
Baltimore, Revenue Bonds, Refunding (Convention Center Hotel Project)	5.00	9/1/2021	1,000,000	1,067,650
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System) Ser. B	5.00	7/1/2022	1,600,000	1,763,472
				2,831,122
Massachusetts - 1.5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	750,000	801,285
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) Ser. A	5.00	7/1/2020	450,000	467,937
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2022	2,770,000	3,053,953
				4,323,175
Michigan - 3.6%
Michigan Finance Authority, HR, Refunding (Henry Ford Health System)	5.00	11/15/2021	1,125,000	1,217,126
Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Refunding (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2020	1,000,000	1,042,050
Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Refunding (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds) Ser. A	5.00	5/1/2019	4,250,000	4,260,710
Michigan Finance Authority, Student Loan Revenue Bonds, Refunding, Ser. 25-A	5.00	11/1/2019	1,600,000	1,626,416

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Michigan - 3.6% (continued)
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2024	2,000,000	2,261,220
				10,407,522
Missouri - 2.6%
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2020	3,960,000	4,111,747
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Refunding (Saint Luke's Health System, Inc.)	5.00	11/15/2020	1,070,000	1,126,325
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2019	2,335,000	2,385,763
				7,623,835
Nevada - 2.9%
Clark County, Limited Tax GO, Refunding Bank Bonds (Additionally Secured by Pledged Revenue Bonds) Ser. A	5.00	11/1/2021	3,100,000	3,370,785
Clark County School District, GO, Refunding, Ser. C	5.00	6/15/2022	1,050,000	1,155,536
Clark County School District, Limited Tax GO, Refunding, Ser. D	5.00	6/15/2021	3,500,000	3,752,070
				8,278,391
New Jersey - 7.0%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	1,300,000	1,378,507
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2020	1,275,000	1,321,130
New Jersey Educational Facilities Authority, Higher Education Facilities Trust Fund Revenue Bonds	5.00	6/15/2019	1,980,000	1,993,147
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) Ser. A	5.00	7/1/2021	2,190,000	2,318,860

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New Jersey - 7.0% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corporation Issue)	5.00	7/1/2020	2,000,000	2,083,340
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue Bonds, Refunding, Ser. B	5.00	12/1/2021	2,280,000	2,457,977
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue Bonds, Ser. 1A	5.00	12/1/2020	3,000,000	3,152,160
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Revenue Bonds, Refunding, Ser. D	4.00	4/1/2021	1,410,000	1,461,535
New Jersey Tobacco Settlement Financing Corporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	2,500,000	2,826,825
New Jersey Tobacco Settlement Financing Corporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	1,040,000	1,155,669
				20,149,150
New York - 8.7%
Metropolitan Transportation Authority, Transportation Revenue Bonds, Refunding, Ser. F	5.00	11/15/2021	1,000,000	1,081,630
Nassau County, GO, Refunding (General Improvement) Ser. A	5.00	1/1/2020	5,000,000	5,126,800
New York and New Jersey Port Authority, Revenue Bonds (Consolidated Bonds, 185th Series)	5.00	9/1/2020	3,400,000	3,557,012
New York and New Jersey Port Authority, Revenue Bonds, Refunding (Consolidated Bonds, 195th Series)	5.00	10/1/2021	2,500,000	2,700,075
New York and New Jersey Port Authority, Revenue Bonds, Refunding (Consolidated Bonds-Two Hundred Second)	5.00	10/15/2021	2,000,000	2,162,440
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/2023	3,580,000	3,942,761

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New York - 8.7% (continued)
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels) Ser. B-2, 1 Month LIBOR x .67 +.35%	2.02	1/3/2033	5,000,000	[a]	5,001,750
TSASC Inc., Subordinate Tobacco Settlement Revenue Bonds, Refunding, Ser. B	5.00	6/1/2020	1,500,000		1,542,705
				25,115,173
Ohio - .5%
Franklin County, Hospital Facilities Improvement Revenue Bonds, Refunding (OhioHealth Corporation)	5.00	5/15/2021	1,275,000		1,364,020
Pennsylvania - 10.4%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2024	2,000,000		2,266,220
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds	5.00	6/1/2023	1,000,000		1,120,930
Delaware River Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	1,000,000		1,088,520
Delaware Valley Regional Finance Authority, Revenue Bonds (Insured; CNTY Gtd.) Ser. B, MUNIPSA +.42%	1.92	9/1/2048	5,000,000	[a]	5,000,100
General Authority of Southcentral Pennsylvania, Revenue Bonds, Refunding (WellSpan Health Obligated Group)	5.00	6/1/2022	1,000,000		1,103,820
Montgomery County Higher Education and Health Authority, Revenue Bonds (Thomas Jefferson University) Ser. C, MUNIPSA +.72%	2.22	9/1/2051	2,000,000	[a]	2,001,100
Pennsylvania Economic Development Financing Authority, Revenue Bonds (University of Pittsburgh Medical Center) Ser. A	5.00	2/1/2022	1,665,000		1,815,699
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center)	4.00	3/15/2020	1,700,000		1,738,250
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Refunding, Ser. B	5.00	6/1/2021	2,135,000		2,278,130

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Pennsylvania - 10.4% (continued)
Philadelphia, Gas Works Revenue Bonds, Refunding	5.00	8/1/2020	4,335,000	4,525,827
Philadelphia, Gas Works Revenue Bonds, Refunding (1998 General Ordinance) Ser. 14T	5.00	10/1/2021	1,200,000	1,292,676
Philadelphia School District, GO, Refunding, Ser. C	5.00	9/1/2021	4,250,000	4,419,490
Southeastern Pennsylvania Transportation Authority, Revenue Bonds, Refunding	5.00	3/1/2021	1,350,000	1,435,104
				30,085,866
Rhode Island - 1.5%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Refunding (Lifespan Obligation Group)	5.00	5/15/2021	2,250,000	2,387,227
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds, Refunding, Ser. A	5.00	6/1/2020	2,020,000	2,090,276
				4,477,503
Tennessee - 1.8%
Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds (Guaranteed Agreement; Goldman Sachs Group, Inc.) Ser. C	5.00	2/1/2021	2,905,000	3,042,610
Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Ser. A	5.25	9/1/2021	2,000,000	2,135,760
				5,178,370
Texas - 12.7%
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Refunding	5.00	1/1/2021	1,000,000	1,052,140
Clifton Higher Education Finance Corporation, Education Revenue Bonds, Refunding (IDEA Public Schools) (Insured; Texas Permanent School Fund Guarantee Program)	4.00	8/15/2022	1,600,000	1,717,744
Denton, Utility System Revenue Bonds	5.00	12/1/2021	1,250,000	1,359,138

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Texas - 12.7% (continued)
Grand Parkway Transportation Corporation, BAN	5.00	2/1/2023	5,000,000		5,579,600
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds, Refunding, Ser. A	5.00	11/15/2019	1,500,000		1,529,880
Houston, Combined Utility System First Lien Revenue Bonds, Refunding, MUNIPSA +.90%	2.40	5/15/2034	5,000,000	[a]	5,014,350
Houston, GO, Refunding, Ser. A	5.00	3/1/2022	1,500,000		1,642,275
Houston, Hotel Occupancy Tax and Special Revenue Bonds, Refunding, Ser. A	5.00	9/1/2020	1,000,000		1,044,600
Love Field Airport Modernization Corporation, General Airport Revenue Bonds	5.00	11/1/2020	1,000,000		1,050,270
North Texas Tollway Authority, First Tier System Revenue Bonds, Refunding, Ser. A	5.00	1/1/2022	2,910,000		3,174,985
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2021	1,000,000		1,058,150
North Texas Tollway Authority, Second Tier System Revenue Bonds, Refunding, Ser. A	5.00	1/1/2020	1,025,000		1,050,840
Pflugerville Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program) Ser. B	2.50	2/15/2039	3,500,000	[b]	3,593,660
Texas, GO (College Student Loan Bonds)	5.00	8/1/2021	4,115,000		4,421,115
Texas A&M University, Financing Systems Revenue Bonds, Refunding, Ser. E	5.00	5/15/2022	1,000,000		1,104,450
Texas Transportation Commission, State Highway Fund First Tier Revenue Bonds, Ser. A	5.00	10/1/2021	2,000,000		2,169,280
				36,562,477
Utah - .8%
Salt Lake City, Airport Revenue Bonds (Salt Lake International Airport) Ser. A	5.00	7/1/2022	2,000,000		2,198,360

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Virginia - .4%
Fairfax County Industrial Development Authority, Health Care Revenue Bonds, Refunding (Inova Health System Project) Ser. S	5.00	5/15/2021	1,000,000	1,070,900
Washington - 1.1%
Port of Seattle, Intermediate Lien Revenue Bonds, Ser. C	5.00	4/1/2020	3,000,000	3,097,170
Wisconsin - .7%
Public Finance Authority, Lease Development Revenue Bonds (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/2020	2,000,000	2,059,560
Total Investments (cost $283,749,230)			98.8%	284,627,360
Cash and Receivables (Net)			1.2%	3,381,768
Net Assets			100.0%	288,009,128

a Variable rate security—rate shown is the interest rate in effect at period end.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	24.7
General Obligation	17.1
Utilities	12.8
Education	10.5
Medical	10.2
Tobacco Settlement	4.9
Special Tax	4.3
School District	2.9
Water	2.9
Development	2.3
Facilities	2.1
Pollution	1.6
Airport	1.4
Nursing Homes	.6
Single Family Housing	.5
98.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	283,749,230	284,627,360
Cash		4,301,600
Interest receivable		3,881,710
Receivable for shares of Beneficial Interest subscribed		108,993
Prepaid expenses		39,978
		292,959,641
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		130,281
Payable for investment securities purchased		4,679,065
Payable for shares of Beneficial Interest redeemed		75,005
Trustees fees and expenses payable		5,335
Accrued expenses		60,827
		4,950,513
Net Assets ($)		288,009,128
Composition of Net Assets ($):
Paid-in capital		288,510,100
Total distributable earnings (loss)		(500,972)
Net Assets ($)		288,009,128

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	19,457,404	198,508,091	70,042,649	984
Shares Outstanding	1,507,202	15,380,955	5,425,730	76.45
Net Asset Value Per Share ($)	12.91	12.91	12.91	12.87

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income ($):
Interest Income	5,862,048
Expenses:
Management fee—Note 3(a)	955,994
Service plan fees—Note 3(b)	209,838
Shareholder servicing costs—Note 3(c)	165,352
Professional fees	85,825
Registration fees	70,937
Trustees’ fees and expenses—Note 3(d)	21,917
Prospectus and shareholders’ reports	20,884
Loan commitment fees—Note 2	12,341
Custodian fees—Note 3(c)	9,544
Miscellaneous	58,613
Total Expenses	1,611,245
Less—reduction in expenses due to undertaking—Note 3(a)	(84,586)
Less—reduction in fees due to earnings credits—Note 3(c)	(9,557)
Net Expenses	1,517,102
Investment Income—Net	4,344,946
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,247,251)
Net unrealized appreciation (depreciation) on investments	3,924,686
Net Realized and Unrealized Gain (Loss) on Investments	2,677,435
Net Increase in Net Assets Resulting from Operations	7,022,381

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2019	2018[a]
Operations ($):
Investment income—net	4,344,946	4,890,448
Net realized gain (loss) on investments	(1,247,251)	(131,936)
Net unrealized appreciation (depreciation) on investments	3,924,686	(3,937,257)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,022,381	821,255
Distributions ($):
Distributions to shareholders:
Class A	(335,269)	(504,363)
Class D	(2,860,155)	(2,778,262)
Class I	(1,174,266)	(1,582,209)
Class Y	(260)	(525)
Total Distributions	(4,369,950)	(4,865,359)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,405,514	14,052,644
Class D	22,274,513	36,943,146
Class I	15,025,093	26,681,648
Distributions reinvested:
Class A	310,258	478,535
Class D	2,627,075	2,559,645
Class I	1,153,857	987,492
Cost of shares redeemed:
Class A	(38,628,800)	(29,487,510)
Class D	(59,040,775)	(78,320,192)
Class I	(50,729,082)	(79,658,813)
Class Y	(32,464)	(20,819)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(92,634,811)	(105,784,224)
Total Increase (Decrease) in Net Assets	(89,982,380)	(109,828,328)
Net Assets ($):
Beginning of Period	377,991,508	487,819,836
End of Period	288,009,128	377,991,508

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,
	2019	2018[a]
Capital Share Transactions (Shares):
Class A
Shares sold	1,126,504	1,082,247
Shares issued for distributions reinvested	24,238	37,052
Shares redeemed	(3,022,376)	(2,286,198)
Net Increase (Decrease) in Shares Outstanding	(1,871,634)	(1,166,899)
Class D
Shares sold	1,740,286	2,851,281
Shares issued for distributions reinvested	205,210	198,276
Shares redeemed	(4,617,107)	(6,061,399)
Net Increase (Decrease) in Shares Outstanding	(2,671,611)	(3,011,842)
Class I
Shares sold	1,172,729	2,070,664
Shares issued for distributions reinvested	90,136	76,659
Shares redeemed	(3,966,500)	(6,175,343)
Net Increase (Decrease) in Shares Outstanding	(2,703,635)	(4,028,020)
Class Y
Shares redeemed	(2,551)	(1,604)
Net Increase (Decrease) in Shares Outstanding	(2,551)	(1,604)

[a] Distributions to shareholders include only distributions from investment income income—net. Undistributed investment income—net was $25,089 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.79	12.92	13.03	13.02	13.05
Investment Operations:
Investment income—net[a]	.15	.12	.09	.08	.08
Net realized and unrealized gain (loss) on investments	.12	(.13)	(.10)	.04	.04
Total from Investment Operations	.27	(.01)	(.01)	.12	.12
Distributions:
Dividends from investment income—net	(.15)	(.12)	(.09)	(.08)	(.08)
Dividends from net realized gain on investments	-	-	(.01)	(.03)	(.07)
Total Distributions	(.15)	(.12)	(.10)	(.11)	(.15)
Net asset value, end of period	12.91	12.79	12.92	13.03	13.02
Total Return (%)[b]	2.16	(.06)	(.05)	.95	.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.67	.86	.86	.87
Ratio of net expenses to average net assets	.64	.65	.74	.74	.74
Ratio of net investment income to average net assets	1.19	.95	.70	.61	.59
Portfolio Turnover Rate	17.10	13.40	33.17	20.92	32.84
Net Assets, end of period ($ x 1,000)	19,457	43,209	58,714	68,148	40,721

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class D Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.78	12.91	13.03	13.02	13.05
Investment Operations:
Investment income—net[a]	.17	.14	.11	.10	.10
Net realized and unrealized gain (loss) on investments	.13	(.13)	(.11)	.04	.04
Total from Investment Operations	.30	.01	-	.14	.14
Distributions:
Dividends from investment income—net	(.17)	(.14)	(.11)	(.10)	(.10)
Dividends from net realized gain on investments	-	-	(.01)	(.03)	(.07)
Total Distributions	(.17)	(.14)	(.12)	(.13)	(.17)
Net asset value, end of period	12.91	12.78	12.91	13.03	13.02
Total Return (%)	2.40	.08	.02	1.10	1.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.54	.73	.72	.72
Ratio of net expenses to average net assets	.49	.50	.59	.59	.59
Ratio of net investment income to average net assets	1.36	1.10	.85	.75	.74
Portfolio Turnover Rate	17.10	13.40	33.17	20.92	32.84
Net Assets, end of period ($ x 1,000)	198,508	230,789	272,003	307,975	334,580

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended March 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.79	12.92	13.03	13.02	13.05
Investment Operations:
Investment income—net[a]	.18	.15	.12	.11	.11
Net realized and unrealized gain (loss) on investments	.13	(.13)	(.10)	.04	.04
Total from Investment Operations	.31	.02	.02	.15	.15
Distributions:
Dividends from investment income—net	(.19)	(.15)	(.12)	(.11)	(.11)
Dividends from net realized gain on investments	-	-	(.01)	(.03)	(.07)
Total Distributions	(.19)	(.15)	(.13)	(.14)	(.18)
Net asset value, end of period	12.91	12.79	12.92	13.03	13.02
Total Return (%)	2.41	.18	.20	1.20	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.43	.46	.63	.64	.65
Ratio of net expenses to average net assets	.39	.40	.49	.49	.49
Ratio of net investment income to average net assets	1.44	1.20	.96	.85	.84
Portfolio Turnover Rate	17.10	13.40	33.17	20.92	32.84
Net Assets, end of period ($ x 1,000)	70,043	103,960	157,049	136,235	38,154

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.79	12.92	13.03	13.02	13.05
Investment Operations:
Investment income—net[a]	.19	.16	.12	.11	.11
Net realized and unrealized gain (loss) on investments	.08	(.14)	(.10)	.04	.04
Total from Investment Operations	.27	.02	.02	.15	.15
Distributions:
Dividends from investment income—net	(.19)	(.15)	(.12)	(.11)	(.11)
Dividends from net realized gain on investments	-	-	(.01)	(.03)	(.07)
Total Distributions	(.19)	(.15)	(.13)	(.14)	(.18)
Net asset value, end of period	12.87	12.79	12.92	13.03	13.02
Total Return (%)	2.10	.19	.20	1.21	1.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.54	.71	.65	.70
Ratio of net expenses to average net assets	.39	.40	.49	.49	.49
Ratio of net investment income to average net assets	1.51	1.20	.95	.85	.83
Portfolio Turnover Rate	17.10	13.40	33.17	20.92	32.84
Net Assets, end of period ($ x 1,000)	1	34	55	70	95

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	–	284,627,360	–	284,627,360

† See Statement of Investments for additional detailed categorizations.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $268,913, accumulated capital losses $1,379,176 and unrealized appreciation $878,204.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2019. The fund has $289,292 of short-term capital losses and $1,089,884 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2019 and March 31, 2018 were as follows: tax-exempt income $4,369,950 and $4,865,359, respectively.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—

Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from April 1, 2018 through August 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees,

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.39% of the value of the fund’s average daily net assets. On or after August 1, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $84,586 during the period ended March 31, 2019.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended March 31, 2019, Class D shares were charged $209,838 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A shares were charged $69,829, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $42,270 for transfer agency services These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $9,544 pursuant to the custody agreement. These fees were offset by earnings credits of 9,544.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended March 31, 2019, the fund was charged $1,971 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $13.

During the period ended March 31, 2019, the fund was charged $12,694 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,048, Service Plan fees $16,946, Shareholder Services Plan fees $4,083, Chief Compliance Officer fees $6,305 and transfer agency fees 6,899.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $53,940,597 and $137,643,808, respectively.

At March 31, 2019, the cost of investments for federal income tax purposes was $283,749,156; accordingly, accumulated net unrealized appreciation on investments was $878,204, consisting of $1,515,065 gross unrealized appreciation and $636,861 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Short-Intermediate Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund (the “Fund”) (the sole fund constituting Dreyfus Premier Short-Intermediate Municipal Bond Fund), including the statement of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus Premier Short-Intermediate Municipal Bond Fund) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
May 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV which will be mailed in early 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS
Joseph S. DiMartino (75)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 121

———————

Francine J. Bovich (67)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 69

———————

Gordon J. Davis (77)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

J. Charles Cardona (63)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Adviser (2008-2016), Chairman of the Distributor (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (69)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 55

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (72)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-DREYFUS.

Whitney I. Gerard, Emeritus Board Member
Clifford L. Alexander, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Adviser since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Adviser and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 121 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by Adviser. She is 28 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 33 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 144 portfolios). He is 61 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 138 portfolios) managed by the Adviser. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Short-Intermediate Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6219AR0319

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,843 in 2018 and $36,470 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $14,026 in 2018 and $6,807 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,633 in 2018 and $3,478 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $671 in 2018 and $512 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $27,707,928 in 2018 and $45,560,354 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 28, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 28, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)